UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2017

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania		18015-1360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 – Regulation FD Disclosure.

On May 3, 2017, the Company held a webcast conference call with analysts and investors, during which management discussed the Company’s consolidated financial results for the quarter ended March 31, 2017 and certain other matters. During the webcast, in response to a question management disclosed a non-GAAP measure of the Company’s diluted earnings per share (“EPS”) for the first quarter of 2017 that excluded the after-tax impact of a $12.5 million gain recorded as a result of the settlement of the Company’s litigation against Ancestry.com DNA, LLC (“Ancestry”) and its contract manufacturer. While the disclosure of this non-GAAP financial measure can help investors better understand the impact of the Ancestry settlement on the Company’s financial performance for the first quarter of 2017, the Company does not consider such a measure to be a substitute for, or superior to, basic or diluted EPS as determined in accordance with GAAP.

The following table reconciles the Company’s GAAP basic and diluted EPS to the non-GAAP basic and diluted EPS for the first quarter of 2017:

	Three months ended
	March 31, (unaudited) (in thousands except per share amounts)
	2017	2016
Net income, as reported under GAAP	$12,441	$2,446
Less after-tax gain on Ancestry settlement	$(9,257)	$—

Net income, non-GAAP	$3,184	$2,446

Earnings per share:
Basic, as reported under GAAP	$0.22	$0.04
Less after-tax gain on Ancestry settlement	(0.16)	—

Basic, non-GAAP	$0.06	$0.04

Earnings per share:
Diluted, as reported under GAAP	$0.21	$0.04
Less after-tax gain on Ancestry settlement	(0.16)	—

Diluted, non-GAAP	$0.05	$0.04

Weighted average shares:
Basic	56,929	55,451

Diluted	58,772	56,079

The information in this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information is being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 4, 2017	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary